UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Fourth Amendment to the Transaction Agreement

On June 7, 2023, GSR II Meteora Acquisition Corp. (the “Company”), GSR II Meteora Sponsor LLC (the “Sponsor”), Lux Vending, LLC dba Bitcoin Depot (“BT OpCo”), BT Assets, Inc. (“BT Assets”) BT HoldCo LLC, a Delaware limited liability company and wholly owned subsidiary of BT Assets (“BT HoldCo” and collectively with BT OpCo and BT Assets, the “BT Entities”), entered into a Fourth Amendment (the “Fourth Amendment”) to that certain Transaction Agreement, dated August 24, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among the Company, the Sponsor, BT OpCo and BT Assets. The transactions contemplated by the Transaction Agreement as described below are hereinafter referred to as the “Business Combination” and the closing date of the Business Combination is hereinafter referred to as the “Closing.” All of the terms used but not defined herein have the meanings ascribed to such terms in the Transaction Agreement.

Pursuant to the Fourth Amendment, among other things,(i) BT HoldCo was joined as a party to the Transaction Agreement, (ii) the parties agreed that prior to the Closing, BT Assets and PubCo will effect the Pre-Closing Restructuring, and (iii) the parties agreed that prior to or upon the Closing, (a) Sponsor will exchange all of its shares of Class B common stock for certain newly issued shares of (x) PubCo Class A common stock and, subject to the terms of conversion or forfeiture and cancellation set forth in the Sponsor Support Agreement and (y) PubCo Class E common stock, and BT HoldCo will issue to PubCo an equal number of BT HoldCo Earnout Units corresponding to the class of PubCo Class E common stock issued by PubCo to Sponsor, (b) BT Assets will sell, transfer and assign to PubCo, and PubCo will purchase and accept from BT Assets certain BT HoldCo Common Units in consideration for the Over the Top Consideration; (c) (A) PubCo will assign, transfer and contribute to BT HoldCo the Contribution Amount, (B) BT HoldCo will subsequently assign, transfer and contribute to BT OpCo the Contribution Amount, and (C) BT HoldCo will, in consideration therefor, issue and deliver to PubCo certain (i) BT HoldCo Common Units, and, at the Closing and immediately following the effectiveness of the BT HoldCo Amended and Restated Limited Liability Company Agreement, (ii) the BT HoldCo Matching Warrants and (iii) certain of the BT HoldCo Earnout Units; (d) the PubCo Available Cash will be paid to BT Assets, contributed to BT HoldCo, and subsequently contributed to BT OpCo in accordance with the Cash Distribution Waterfall set forth in the Transaction Agreement; (e) immediately following the Delaware Secretary of State’s acceptance of the PubCo Amended and Restated Charter, PubCo will issue 44,100,000 shares of PubCo Class V common stock to BT Assets in exchange for the payment to PubCo by BT Assets of $4,410.00; (f) at the Closing, each Phantom Equity Award that is outstanding as of immediately prior to the Closing will, subject to and conditioned upon the Phantom Equity Holder’s execution and delivery to BT OpCo and PubCo of a Phantom Equity Award Termination Agreement, be converted into the right to receive (A) a cash payment in an amount equal to the Phantom Equity Cash Consideration, and/or (B) such number of shares of PubCo Class A common stock equal to the Phantom Equity Non-Cash Consideration; provided, that the Aggregate Phantom Equity Consideration (whether paid in cash or equity) payable to the Phantom Equity Holders must not exceed $2,000,000; provided, further, that BT Assets may elect, in its sole discretion, to cause the BT Entities to delay payment of the Aggregate Phantom Equity Consideration to the extent permitted under the Phantom Equity Plan; and (g) at the Closing, PubCo will issue to Brandon Mintz/Founder 500,000 shares of PubCo Class A common stock under the Incentive Equity Plan, subject to any required withholding for applicable taxes. All other terms of the Transaction Agreement remain unmodified and in full force and effect.

The foregoing description of the Fourth Amendment is subject to and qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated by reference.

Sponsor Support Agreement

On June 7, 2023, the Company, the Sponsor and BT Assets entered into a First Amendment (the “First Amendment”) to that certain Sponsor Support Agreement, dated August 24, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Sponsor Support Agreement”), by and among the Company, the Sponsor and BT Assets. The transaction contemplated by the Sponsor Support Agreement as described below are hereinafter referred to as the “Sponsor Transaction”. All of the terms used but not defined herein shall have the meanings ascribed to such terms in the Sponsor Support Agreement.

Under the terms of the First Amendment and in connection with (x) the issuance of additional shares of PubCo Class A common stock, in the aggregate, (a) to persons entering into written agreements with PubCo or the Company to provide additional equity, equity financing or debt financing or to agree to not redeem any PubCo common stock beneficially owned by such person or its affiliates in connection with the transactions contemplated by the Transaction Agreement, and (b) as part of the equity portion of the consideration for the purchase or cancellation of all of the outstanding capital stock of BitAccess, Inc., an indirect subsidiary of the Company (the “BitAccess Payment”, and clauses (a) and (b), collectively, the “Incentive Issuances”), and (y) the payment of cash under the terms of the non-redemption agreements entered into with the Company stockholders, Sponsor will forfeit up to 1,580,000 shares of PubCo Class B common stock. An amount of shares of PubCo Class B common stock held by Sponsor equal to 1,580,000 less such forfeited shares will be converted, on a one-for-one basis, into shares of PubCo Class E common stock, which are subject to (x) conversion to PubCo Class A common stock or (y) forfeiture and cancellation subject to pricing milestones for PubCo Class A common stock in accordance with the Sponsor Support Agreement.

Under the terms of the First Amendment, prior to Closing, the Minimum Condition PubCo Available Cash (as defined in the Transaction Agreement) shall be equal to at least $8,000,000, and, in the event the Minimum Condition PubCo Available Cash at the Closing is less than $16,000,000 (the “Net Proceeds Threshold”), for each dollar that the Minimum Condition PubCo Available Cash amount is below the Net Proceeds Threshold, one-tenth of a share of PubCo Class B common stock will be converted at the Closing, on a one-for-one basis, into one-tenth of a share of PubCo Class E common stock. Such shares of Class E common stock are subject to (x) conversion to PubCo Class A common stock or (y) forfeiture and cancellation subject to pricing milestones for PubCo Class A common stock as set forth in accordance with the Sponsor Support Agreement.

The foregoing description of the First Amendment is subject to and qualified in its entirety by reference to the full text of the First Amendment, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Amended and Restated Limited Liability Company Agreement of BT OpCo

At the Closing, the Company, BT HoldCo, BT OpCo and BT Assets will enter into an Amended and Restated Limited Liability Company Agreement of BT HoldCo (the “A&R LLC Agreement”) setting forth the rights and obligations of the members of BT HoldCo, and pursuant to which, among other things, BT HoldCo will initially be controlled by Brandon Mintz, as manager. In addition, the A&R LLC Agreement contains customary provisions for operating partnerships held by a public company, including providing for PubCo to maintain a one-to-one ratio between its outstanding PubCo Class A common stock and the number of Common Units held by PubCo.

The foregoing description of the A&R LLC Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of A&R LLC Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

At the Closing, Sponsor and BT Assets, among others (collectively, the “Holders”), and the Company will amend and restate the Registration Rights Agreement, dated as of February 24, 2022, by and between the Company and Sponsor (as amended and restated, the “Registration Rights Agreement”), pursuant to which, among other things, PubCo will agree to use commercially reasonable efforts to file a registration statement for a shelf registration on Form S-1 or Form S-3 within 45 days following Closing and the Holders will be granted certain customary registration rights with respect to the securities of PubCo.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Tax Receivable Agreement

At the Closing, the Company, BT HoldCo and BT Assets will enter into a Tax Receivable Agreement (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, the Company will generally be required to pay BT Assets 85% of the amount of savings, if any, in U.S. federal, state, local, and foreign income taxes that the Company realizes, or is deemed to realize, as a result of certain tax attributes, including:

•

existing tax basis in certain assets of BT HoldCo and BT OpCo, including assets that will eventually be subject to depreciation or amortization, once placed in service, attributable to BT HoldCo Common Units acquired by the Company at the Closing and thereafter in accordance with the terms of the A&R LLC Agreement (as defined above);

•

tax basis adjustments resulting from the Company’s acquisition of BT HoldCo Common Units from BT Assets at the Closing and thereafter pursuant to the terms of the A&R LLC Agreement (including any such adjustments resulting from certain payments made by the Company under the Tax Receivable Agreement);

•	disproportionate tax-related allocations made to the Company as a result of Section 704(c) of the U.S. Internal Revenue Code of 1986, as amended; and

•	tax deductions in respect of interest payments deemed to be made by the Company in connection with the Tax Receivable Agreement.

The foregoing description of the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Tax Receivable Agreement filed as Exhibit 10.3 hereto and incorporated by reference herein.

Additional Information

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to the stockholders of the Company for their consideration. The Company has filed a preliminary proxy statement of the Company with the Securities and Exchange Commission (the “SEC”), copies of which will be mailed (if and when available) to all Company stockholders once definitive. The Company also plans to file other documents with the SEC regarding the Business Combination. The Company will mail copies of the definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about the Company, BT HoldCo, BT OpCo, BT Assets, Inc. and the proposed Business Combination. Stockholders may also obtain a copy of the preliminary proxy statement or, when available, the definitive proxy statement, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company, BT HoldCo, BT OpCo, BT Assets and certain of their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s preliminary proxy statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement and other relevant materials filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BT HoldCo, BT Assets, BT OpCo and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of the Company is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the combined company; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; the combined company’s ability to manage future growth; the combined company’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its business; the effects of competition on the combined company’s future business; the amount of redemption requests made by the Company’s public stockholders; the ability of the Company or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the definitive proxy statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of BT HoldCo, BT Assets, BT OpCo or the Company presently knows or that BT HoldCo, BT Assets, BT OpCo and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BT HoldCo, BT Assets, BT OpCo and the Company anticipate that subsequent events and developments will cause BT HoldCo, BT Assets’, BT OpCo’s and the Company’s assessments to change. However, while BT HoldCo, BT Assets, BT OpCo and the Company may elect to update these forward-looking statements at some point in the future, BT HoldCo, BT Assets, BT OpCo and the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the proposed Business Combination or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Fourth Amendment to the Transaction Agreement, dated June 7, 2023, by and among GSR II Meteora Acquisition Corp., GSR II Meteora Sponsor LLC, BT HoldCo LLC, BT Assets, Inc., and Lux Vending, LLC

10.1	First Amendment to the Sponsor Support Agreement, dated June 7, 2023, by and among GSR II Meteora Acquisition Corp., GSR II Meteora Sponsor LLC and BT Assets, Inc.

10.2	Form of A&R LLC Agreement

10.3	Form of Amended and Restated Registration Rights Agreement

10.4	Form of Tax Receivable Agreement

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer